UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 11, 2022

LEGACY VENTURES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55849	30-0826318
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Baycliffe Rd. Markham	ON, L3R 7T9
(Address of principal executive offices)	(Zip Code)

(647) 969-7383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	LGYV	N/A

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On April 11, 2022, Legacy Ventures International, Inc. (the “Company”) entered into a subscription agreement with Wei TJONG, subscribing 50,000,000 shares. The investor agreed to subscribe 50,000,000 shares of the Company’s common stock with par value $0.0001 per share, at a purchase price of $0.0008 per share, in aggregate for cash consideration of $40,000.

As a result, the number of issued and outstanding share of common stock of the Company increased from pre-private placement 315,064 shares of common stock to post private placement 50,315,064.

Item 3.02 Unregistered Sales of Equity Security

In reference to Item 1.01 of this Form 8-K, on April 11, 2022, the Company completed the issuance and sale of an aggregate of 50,000,000 common shares at a price of $0.0008 per share with par value $0.0001 per share in a private placement, pursuant to the Subscription Agreement dated as of April 11, 2022 between the Company and Wei TJONG. The net proceeds to the Company amounted to $40,000 went directly to the Company as working capital.

Regards to all of the above transactions we claim an exemption from registration afforded by Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”) for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	FORM OF SUBSCRIPTION AGREEMENT DATED APRIL 11, 2022
99.1	CONSENT IN WRITING OF BOARD OF DIRECTOR OF LEGACY VENTURES INTERNATIONAL, INC. IN LIEU OF AN ORGANIZATIONAL MEETING
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2022

LEGACY VENTURES INTERNATIONAL, INC.

/s/ Pak Hong WAN
By:	Pak Hong WAN
Title:	CEO

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